SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 1997

                        Intelligent Medical Imaging, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              1-14190                            65-0136178
       (Commission File Number)     (IRS Employer Identification No.)


        4360 Northlake Boulevard, Suite 214, Palm Beach Gardens, FL 33410
               (Address of Principal Executive Offices)             (Zip Code)

                                 (561) 627-0344
              (Registrant's Telephone Number, Including Area Code)


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Item 5.   Other Events.

          On July 17, 1997, Intelligent Medical Imaging, Inc. (the "Company") issued a press release ("Press Release") describing the termination of its Product Integration Agreement with DiaSys Corporation ("DiaSys"), and the basis for such termination.

          The Company does not anticipate any material adverse impact as a result of termination of the Product Integration Agreement.

          The Press Release is attached hereto as an Exhibit and incorporated herein by reference. The foregoing summary of such Exhibit is qualified in its entirety by reference to the complete text of such Exhibit.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable
(b)       Not applicable
(c)       Exhibits:

  Exhibit
   Number                              Exhibit Title

    99 June 17, 1997 Press Release relating to termination of Product Integration Agreement with DiaSys

                                    SIGNATURE

          Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Intelligent Medical Imaging, Inc.
                                  Registrant



                                 By:\s\Tyce M. Fitzmorris
                                    -----------------------------------
                                       Tyce M. Fitzmorris,
                                       President and Chief Executive Officer
Dated: July 28, 1997